Al Frank Fund

Investor Class (Symbol: VALUX)

Advisor Class (Symbol: VALAX)

Al Frank Dividend Value Fund

Investor Class (Symbol: VALDX)

Advisor Class (Symbol: VALEX)

each a series of Northern Lights Fund Trust II

(each a “Fund,” collectively the “Funds”)

Supplement dated February 23, 2017

to the Funds’ Prospectus and Statement of Additional Information (“SAI”) dated May 1, 2016

The following amended information contained in the Funds’ current Prospectus and SAI.

At a meeting held on October 24-25, 2016, the Board of Trustees of Northern Lights Fund Trust II (the “Board”), including a majority of the independent trustees, approved an Agreement and Plan of Reorganization (the “Plan”) which contemplates the reorganization of the Al Frank Dividend Value Fund (the “Dividend Value Fund”) with and into the Al Frank Fund (the “Reorganization”). The Board, after careful consideration, unanimously approved the Plan. After considering the recommendation of the Funds’ adviser, AFAM Capital, Inc. (the “Adviser”), the Board concluded that: (i) the reorganization is in the best interests of each Fund; and (ii) the interests of the shareholders of each Fund will not be diluted as a result of the Reorganization.

The Board also called for a special meeting of the shareholders of the Dividend Value Fund (“Meeting”) to vote on the Reorganization. The Meeting will be held on April 20, 2017, and, if approved, the Reorganization is scheduled to be effective as of the close of business on April 21, 2017. More information about the date of the meeting is provided in the proxy solicitation materials for the Reorganization.

The Reorganization is being proposed for several reasons, including: (i) shareholders of the Dividend Value Fund will remain invested in an open-end fund that has greater net assets at the time of and following the Reorganization; (ii) shareholders of the Dividend Value Fund will experience expense savings as the Al Frank Fund has a lower expense ratio (before and after waiver) than the Dividend Value Fund: (iii) the Reorganization may increase the combined Al Frank Fund’s prospects for increased sales and economies of scale perhaps further lowering the total annual operating expense ratio as certain fixed fees are spread across a larger asset base; and (iv) the Reorganization may represent the most effective use of investment resources and may create an environment with the best opportunity for successful long-term investing on behalf of shareholders.

If the Reorganization is approved by the shareholders of the Dividend Value Fund, the Plan contemplates the transfer to the Al Frank Fund of all of the assets and liabilities of the Dividend Value Fund solely in exchange for shares of beneficial interest of the Al Frank Fund. Following the transfer, Investor Class and Advisor Class shares of the Al Frank Fund will be distributed to Investor Class and Advisor Class shareholders of the Dividend Value Fund in liquidation of the Dividend Value Fund and the Dividend Value Fund will subsequently be terminated as a series of the Trust. As a result of the Reorganization, each shareholder of the Dividend Value Fund will receive full and fractional Investor Class and Advisor Class shares of the Al Frank Fund equal in aggregate net asset value at the time of the Reorganization to the aggregate net asset value of such shareholder’s Investor Class and Advisor Class shares of the Dividend Value Fund immediately prior to the Reorganization.

The Reorganization is intended to qualify as a tax-free reorganization for federal income tax purposes and the closing of the Reorganization is conditioned upon, among other things, receiving an opinion of counsel to the effect that the proposed Reorganization will qualify as a tax-free reorganization for federal income tax purposes. Assuming the Reorganization qualifies for such treatment, shareholders will not recognize a taxable gain or loss for federal income tax purposes as a result of the Reorganization.

If shareholders of the Dividend Value Fund do not vote to approve the Reorganization, the Board will consider other possible courses of action in the best interests of shareholders, including continuation of the Dividend Value Fund as is, the Dividend Value Fund’s liquidation or seeking shareholder approval of amended proposals.

For more information about the Al Frank Fund, please review the Funds’ Prospectus which you can find online at www.alfrankfunds.com or call the Funds at 1-888-263-6443 and request a copy be mailed to you.

In addition, shareholders of the Dividend Value Fund as of February 14, 2017 (the record date) will receive a Combined Prospectus/Proxy Statement which describes the Reorganization in more detail, including a summary of the Board’s considerations in approving the Reorganization and Plan, as well as provides additional information about the Al Frank Fund.

You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information for Investor Class and Advisor Class shares dated May 1, 2016, which provides information that you should know about the Funds before investing and should be retained for future reference. These documents are available upon request and without charge by calling the Funds at 1-888-263-6443.